UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1933
Date of Report (Date of earliest event reported):  June 5, 2017

OWENS REALTY MORTGAGE, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54957	46-0778087
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2221 Olympic Boulevard
Walnut Creek, California		94595
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (925) 935-3840
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Owens Realty Mortgage, Inc. (the "Company") has entered into the Seventh Amendment to Amended and Restated Credit Agreement (the "Seventh Amendment"), dated June 5, 2017, with ZB, N.A. dba California Bank & Trust ("CB&T"), as administrative agent and a lender, First Bank ("First Bank") as lender, and Umpqua Bank ("Umpqua") as a lender, and the Sixth Amendment to Addendum to Credit Agreement (Agency Provisions), dated June 5, 2017, among these same parties.  The Company also delivered Master Revolving Notes from the Company to each of the Lenders, including a revolving note to CB&T in an amount up to $35,000,000, a revolving note to First Bank in an amount up to $20,000,000, and a revolving note to Umpqua in an amount up to $20,000,000.  The Seventh Amendment and related documents amend the Amended and Restated Credit Agreement and related loan documents, dated as of April 16, 2015 (including all amendments, the "Credit Facility"), among the parties to increase the current maximum commitment of the lenders to $75,000,000 and to add Umpqua as an additional lender.

The maximum borrowings permitted under the revolving Credit Facility is the lesser of $75,000,000 (the "Commitment") or the amount determined pursuant to a borrowing base calculation described in the Advance Formula Agreement as amended, which agreement was previously filed by the Company. Funds under the Credit Facility may continue to be borrowed, repaid and redrawn, and the maturity date for borrowings under the Credit Facility is March 1, 2018.  Such borrowings continue to bear interest payable monthly, in arrears, on the first business day of each month, at the prime rate of interest established by CB&T from time-to-time (currently 4.00%) plus one quarter percent (.25%) per annum. Upon a default under the Credit Facility such interest rate increases by 2.00%.  The Seventh Amendment requires payment by the Company to the lenders of an origination fee of $100,000.

The foregoing descriptions of the Seventh Amendment and related documents do not purport to be complete and are qualified in their entirety by reference to the full text of the Seventh Amendment and related documents attached as Exhibits 10.1 through 10.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference. A copy of a press release announcing the amendment of the Credit Facility is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 above is incorporated herein by reference.

Forward-Looking Statements

This Current Report (including information included or incorporated by reference herein) contains "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements about the Company's plans, strategies, prospects, and anticipated events, including the transactions or other items discussed in this Current Report, are based on current information, estimates, and projections; they are subject to risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "target," "assume," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believe," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in the Company's most recent filings with the Securities and Exchange Commission including those appearing under the heading "Item 1A. Risk Factors" in the Company's most recent Annual Report on Form 10-K and each subsequent Quarterly Report on Form 10-Q. All subsequent written and oral forward-looking statements concerning the Company or matters attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description

10.1
Seventh Amendment to Amended and Restated Credit Agreement, dated as of June 5, 2017, by and among ZB, N.A. dba California Bank & Trust, as Administrative Agent and a Lender, First Bank as a Lender, Umpqua Bank as a Lender, and Owens Realty Mortgage, Inc. as Borrower.

10.2
Sixth Amendment to Addendum to Credit Agreement, dated as of June 5, 2017, by and among ZB, N.A. dba California Bank & Trust, as Administrative Agent and a Lender, First Bank as a Lender, Umpqua Bank as a Lender, and Owens Realty Mortgage, Inc. as Borrower.

10.3	Second Amended and Restated Master Revolving Note of Owens Realty Mortgage, Inc., payable to the order of ZB, N.A. dba California Bank & Trust, dated June 5, 2017.
10.4	Second Amended and Restated Master Revolving Note of Owens Realty Mortgage, Inc., payable to the order of First Bank, dated June 5, 2017.
10.5	Master Revolving Note of Owens Realty Mortgage, Inc., payable to the order of Umpqua Bank, dated June 5, 2017.
99.1	Press Release dated June 9, 2017.

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS REALTY MORTGAGE, INC.,
a Maryland corporation

Dated:  June 9, 2017            By: /s/ Bryan H. Draper
Name:  Bryan H. Draper
Title:    President and Chief Executive Officer

EXHIBIT INDEX
Exhibit No.	Description

10.1
Seventh Amendment to Amended and Restated Credit Agreement, dated as of June 5, 2017, by and among ZB, N.A. dba California Bank & Trust, as Administrative Agent and a Lender, First Bank as a Lender, Umpqua Bank as a Lender, and Owens Realty Mortgage, Inc. as Borrower.

10.2
Sixth Amendment to Addendum to Credit Agreement, dated as of June 5, 2017, by and among ZB, N.A. dba California Bank & Trust, as Administrative Agent and a Lender, First Bank as a Lender, Umpqua Bank as a Lender, and Owens Realty Mortgage, Inc. as Borrower.

10.3	Second Amended and Restated Master Revolving Note of Owens Realty Mortgage, Inc., payable to the order of ZB, N.A. dba California Bank & Trust, dated June 5, 2017.
10.4	Second Amended and Restated Master Revolving Note of Owens Realty Mortgage, Inc., payable to the order of First Bank, dated June 5, 2017.
10.5	Master Revolving Note of Owens Realty Mortgage, Inc., payable to the order of Umpqua Bank, dated June 5, 2017.
99.1	Press Release dated June 9, 2017.